Offerings - Offering: 1	Feb. 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 79,422,695
Fee Rate	0.01381%
Amount of Registration Fee	$ 10,968.27
Offering Note

(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of December 31, 2025, of $26.89. This amount is based upon the offer to purchase up to 2,953,615 common shares of beneficial interest, par value $0.01 per share, of T. Rowe Price OHA Select Private Credit Fund.

(2)
Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.